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                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]


Check the appropriate box:

__   Preliminary proxy statement

__   Definitive proxy statement

X    Definitive additional materials

___  Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

___  Soliciting Materials under Rule 14a-12


                               JOHN HANCOCK TRUST
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

_X_   No fee required.

___   Fee computed on table below per Exchange Act Rules 14A-6(I)(1)

        (not applicable)

___   Fee paid previously with preliminary materials

___   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (not applicable)


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                      JOHN HANCOCK TRUST COMPLEX-WIDE PROXY

                          TELEPHONE SOLICITATION SCRIPT


OPENING - IF ACCOUNT IS REGISTERED TO A SINGLE INDIVIDUAL:

"Hello, my name is (calling agent gives his/her full name) and I'm calling on behalf of John Hancock. May I please speak with (shareholder's first and last name as it appears in the account registration)?"

OPENING - IF ACCOUNT CARRIES A JOINT REGISTRATION:

"Hello, my name is (calling agent gives his/her full name) and I'm calling on behalf of John Hancock. May I please speak with either (first shareholder's first and last name as it appears in the account registration) or (second shareholder's first and last name as it appears in the account registration)?"

WHEN THE CORRECT PERSON IDENTIFIES HIM/HERSELF:

"Mr./Ms. (shareholder's last name) I'm sorry to bother you and I hope this isn't a bad time. I'm calling because you are invested through your insurance company in the John Hancock Trust which was formerly called Manufacturers Investor Trust. The Trust is holding a Special Meeting of Shareholders on Tuesday, March 1st to vote on several issues that may affect your investment. You should have received a package in the mail containing everything you need to give John Hancock voting instructions as to how to vote your shares. Have you received this material?"

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IF THE CONTRACT OWNER SAYS HE/SHE DID NOT RECEIVE THE MATERIAL:

"The package was mailed to (calling agent reads complete name, address and zip code from screen). Is that the correct mailing address?"

IF THE MAILING ADDRESS IS CORRECT:

"I'll have a new package sent right out to you. When you get it, please review the information and send us your voting instructions as soon as possible. You can do this by phone, over the Internet or you can return your voting instruction in the postage paid envelope you'll find in the package. Your vote is important and we need your instructions no later than February 28th. Thanks again for your time. Goodbye."

IF THE MAILING ADDRESS IS NOT CORRECT:

"If you'll give me the correct address, I'll have a new package sent right out to you. When you get it, please review the information and send us your voting instructions as soon as possible. You can do this by phone, over the Internet or you can return your voting instruction in the postage paid envelope you'll find in the package. (calling agent takes down new address, and reads it back to contract owner) "Your vote is important and we need your instructions no later than February 28th. Thanks again for your time. Goodbye."

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IF CONTRACT OWNER ACKNOWLEDGES RECEIPT OF THE PROXY MATERIAL:

"Good. If you have questions about any of the material, I'd be happy to answer them for you. Also, if it would make things more convenient for you, I can take your voting instructions over the phone right now. Would you like to do that?"

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NOTE: IN THE LAST TWO WEEKS OF THE CAMPAIGN, REPLACE THE UNDERLINED SENTENCES
ABOVE WITH:

"Also, since the shareholder meeting is only (number) days away, I'd like to take your voting instructions over the phone right now. Would you be agreeable to that?"
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IF THE SHAREHOLDER AGREES TO GIVE HIS/HER VOTE OVER THE PHONE:

"Fine. Our records indicate that you have (number) accounts registered to your social security number and I can take your voting instructions for all of them. The next part of this call will be recorded to ensure that we take your instructions accurately. I will repeat my name, note the data and time, confirm your name and mailing address, and ask you for the last four digits of your social security number to verify your ownership of the accounts. Are you ready?

LET THE CONTRACT OWNER RESPOND.

"This is (calling agent states his/her first and last name) taking voting instructions on behalf of John Hancock in connection with the Special Meeting of Shareholders of the John Hancock Trust to be held on March 1, 2005. Today is (give date) and the time is (give time) Eastern Standard Time. I am speaking with (read contract owner's name as it appears on the account registration) who resides at (read address including zip code as it appears on the account registration). Mr./Ms. (use contract owner's last name), will you please confirm that I have the correct name and address?"

LET THE CONTRACT OWNER RESPOND.

"To verify that you are the owner of the accounts on our records, would you please give me the last four digits of your social security number?"

AFTER CONTRACT OWNER GIVES LAST FOUR SSN DIGITS AND THIS IS VERIFIED TO THE
SYSTEM:

"As described in the proxy statement, the Board of Trustees has unanimously voted in favor of each of the proposals being addressed at the Special Meeting and recommends that you give voting instructions for their approval. Do you wish to follow the Board's recommendation for each of your accounts?"

IF THE CONTRACT OWNER AGREES TO VOTE AS THE BOARD RECOMMENDS :

"Thank you, Mr./Ms. (use contract owner's last name). I have recorded your instructions as follows for all of your John Hancock Trust accounts: you are instructing that your shares be voted in favor of all proposals as recommended by the Board of Trustees. Is that correct?"


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LET THE CONTRACT OWNER RESPOND.

"Very good, we're all done. We will be sending you a written confirmation of how we have recorded your instructions. That confirmation will contain a number to call if you feel your instructions were recorded incorrectly or if you wish to change your instructions. On behalf of John Hancock, I want to thank you again for your time and cooperation. Goodbye."

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IF THE CONTRACT OWNER DOES NOT WANT TO VOTE AS THE BOARD RECOMMENDS:

"Very well, I will read each proposal to you and you can tell me how you want your instructions recorded. I am assuming that you will use the same instructions for each of your accounts. Is that correct?"

IF CONTRACT OWNER AGREES TO USE THE SAME INSTRUCTIONS FOR ALL ACCOUNTS, CALLING AGENT READS EACH PROPOSAL AS IT APPEARS ON THE VOTING INSTRUCTION AND ASKS THE CONTRACT OWNER WHAT HIS/HER INSTRUCTION SHOULD BE (FOR, AGAINST OR ABSTAIN). AFTER ALL PROPOSALS HAVE BEEN COVERED:

"That's all of the proposals Mr./Ms. (use contract owner's last name). I have recorded your instructions as follows for all of your John Hancock Trust accounts: (calling agent reads back the vote, proposal by proposal). Is that correct?"

LET THE CONTRACT OWNER RESPOND AND USE CLOSING ABOVE.

IF THE CONTRACT OWNER WANTS TO VOTE EACH ACCOUNT SEPARATELY, THE CALLING AGENT GO THROUGH THE STEPS OUTLINES ABOVE FOR EACH ACCOUNT, IDENTIFYING EACH ACCOUNT BY THE NAME OF THE FUND IN WHICH THE ACCOUNT IS INVESTED.

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